UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 29, 2011

Global Telecom & Technology, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8484 Westpark Drive
Suite 720
McLean, VA 22102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Restructuring of Existing Senior Facility

In our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 10, 2011, with respect to a modification to our financing with Silicon Valley Bank, a California corporation (the “Bank”), and a new financing with BIA Digital Partners SBIC II LP, we referred to the fact that we intended to modify the financing arrangements with the Bank by June 29, 2011 in order to separate the Bank financing arrangements into one financing arrangement that would apply to financings within the United States and another financing arrangement that would apply to financings outside of the United States.  On June 29, 2011, we completed this modification by amending our existing financing agreements with the Bank so they will apply to our financings outside of the United States and by entering into new financing agreements with the Bank that will apply to our financings within the United States.  The two financing arrangements, when considered together, are on substantially the same economic terms as our financing arrangements with the Bank immediately prior to the modification.  The modified arrangements with the Bank are described below.

Amendment and Restatement to Senior Credit Facility

On June 29, 2011, certain non-U.S. subsidiaries of Global Telecom & Technology, Inc., a Delaware corporation (the “Company”), namely GTT-EMEA, Ltd., a private limited liability company incorporated and registered in England and Wales (“EMEA”), PacketExchange (Ireland) Limited, a company incorporated and existing under the laws of Ireland (“PEIRL”) and PacketExchange (Europe) Limited, a private limited company incorporated and registered in England and Wales (“PELTD”) (PELTD together with EMEA and PEIRL, collectively, the “European Borrower”) and the Bank entered into an amendment and restatement (the “Amendment and Restatement”) of the Loan and Security Agreement (the “Loan and Security Agreement”), dated as of September 30, 2010 by and among EMEA, the Company, Global Telecom & Technology Americas, Inc., a Virginia corporation (“GTTA”) and WBS Connect, LLC, a Colorado limited liability company (“WBS”) and the Bank, as amended by a certain Joinder and First Loan Modification Agreement (the “Modification Agreement”), dated as of June 6, 2011, by and among European Borrower, the Company, GTTA, WBS, PacketExchange (USA), Inc., a Delaware corporation (“PEUSA”) and PacketExchange, Inc., a Delaware corporation (“PEINC”) and the Bank.

The Amendment and Restatement decreases the amount of the term loan facility from $15.0 million to $2.0 million (the “non-U.S. Term Loan”) and the revolving line of credit facility from $5 million to $1.5 million (the “non-U.S. Line of Credit”).  The Amendment and Restatement contains customary representations, warranties and covenants of the European Borrower and customary events of default.  The obligations of the European Borrower under the Amendment and Restatement are secured by substantially all of the European Borrower’s tangible and intangible assets pursuant to the Amendment and Restatement.

The availability under the non-U.S. Line of Credit is calculated during any month as a percentage of eligible accounts and is subject to certain conditions, including the continued accuracy of the European Borrower’s representations, warranties and compliance with covenants.

The non-U.S. Term Loan matures on June 1, 2016.  The European Borrower shall repay the Term Loan in sixty (60) equal installments of principal and interest, with interest accruing at a floating per annum rate equal to the Bank’s prime rate plus 3.75%, unless the European Borrower achieves certain performance criteria, in which case the interest rate shall be equal to the Bank’s prime rate plus 2.75%.

The non-U.S. Line of Credit matures on September 29, 2012 and the principal amount outstanding under the non-U.S. Line of Credit shall accrue interest at a floating per annum rate equal to the Bank’s prime rate plus 2.0%, unless the European Borrower achieves certain performance criteria, in which case the interest rate shall be equal to the Bank’s prime rate plus 1.0%.

The obligations of the European Borrower under the Amendment and Restatement are guaranteed by TEK Channel Consulting, LLC, a Colorado limited liability company (“TEK”), GTT Global Telecom Government Services, LLC, a Virginia limited liability company, (“GTGS”), the Company, GTTA, PEINC, PEUSA and WBS (WBS, TEK, GTGS, the Company, GTTA, PEINC and PEUSA, collectively, the “Guarantors” and each individually a “Guarantor”), pursuant to unconditional guaranties executed by each Guarantor in favor of the Bank (each a “Guaranty”). Each Guaranty is secured by tangible and intangible assets of TEK and GTGS pursuant to an amended and restated security agreement (the “Security Agreement”) containing representations, warranties and covenants substantially similar to those made under the Amendment and Restatement with respect to the European Borrower. The Amendment and Restatement is cross-defaulted to the U.S. Loan and Security Agreement (defined below).

The foregoing description of the Amendment and Restatement and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and Restatement and such related documents.  The Amendment and Restatement, each Guaranty and the Security Agreement are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively, to this Form 8-K and are incorporated herein by reference.

New U.S. Senior Credit Facility

On June 29, 2011, the Company entered into a Loan and Security Agreement (“U.S. Loan and Security Agreement”) by and among the Company, GTTA, PEUSA, PEINC and WBS (WBS together with the Company, GTTA, PEUSA and PEINC, collectively, the “U.S. Borrower”) and the Bank.

The U.S. Loan and Security Agreement provides for a term loan of $13 million (the “Term Loan”) and a revolving line of credit facility in the aggregate principal amount of up to $3.5 million (the “Line of Credit”). The U.S. Loan and Security Agreement contains customary representations, warranties and covenants of the U.S. Borrower and customary and events of default. The obligations of the U.S. Borrower under the U.S. Loan and Security Agreement are secured by substantially all of the U.S. Borrower’s tangible and intangible assets pursuant to the U.S. Loan and Security Agreement.

The availability under the Line of Credit is calculated during any month as a percentage of eligible accounts and is subject to certain conditions, including the continued accuracy of the U.S. Borrower’s representations, warranties and compliance with covenants.

The Term Loan matures on June 1, 2016. The U.S. Borrower shall repay the Term Loan in sixty (60) equal installments of principal and interest, with interest accruing at a floating per annum rate equal to the Bank’s prime rate plus 3.75%, unless the U.S. Borrower achieves certain performance criteria, in which case the interest rate shall be equal to the Bank’s prime rate plus 2.75%.

The Line of Credit matures on September 29, 2012 and the principal amount outstanding under the Line of Credit shall accrue interest at a floating per annum rate equal to the Bank’s prime rate plus 2%, unless the U.S. Borrower achieves certain performance criteria, in which case the interest rate shall be equal to the Bank’s prime rate plus 1.0%.

The obligations of the U.S. Borrower under the U.S. Loan and Security Agreement are guaranteed by TEK and GTGS (GTGS, together with TEK, the “Guarantors”), each a wholly-owned subsidiary of GTTA, pursuant to amended and restated unconditional guaranties executed by each Guarantor in favor of the Bank (each a “Guaranty”). Each Guaranty is secured by each Guarantor’s tangible and intangible assets pursuant to an amended and restated security agreement containing representations, warranties and covenants substantially similar to those made under the U.S. Loan and Security Agreement with respect to the U.S. Borrower. Pursuant to a pledge agreement (the “Pledge Agreement”), dated June 29, 2011, by and between the Bank and the Company and GTTA, the obligations of the U.S. Borrower under the U.S. Loan and Security Agreement are also secured by a pledge in all of the equity interests of the Company and GTTA in their respective United States subsidiaries and a pledge of 65% of the voting equity interests and all of the non-voting equity interests of the Company and GTTA in their respective non-United States subsidiaries.  The U.S. Loan and Security Agreement is cross-defaulted to the Amendment and Restatement.

Concurrent with entering into the Amendment and Restatement and the U.S. Loan and Security Agreement, the Bank and the BIA Digital Partners SBIC II LP, a Delaware limited partnership, as Purchaser under the Note Purchase Agreement, dated June 6, 2011, entered into an Amended and Restated Intercreditor and Subordination Agreement, dated June 29, 2011, which governs, among other things, ranking and collateral access for the respective lenders.

The foregoing description of the U.S. Loan and Security Agreement and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of the U.S. Loan and Security Agreement and such related documents. The U.S. Loan and Security Agreement, each Guaranty and the Pledge Agreement are filed as Exhibits 10.6, 10.7, 10.8 and 10.9 respectively, to this Form 8-K and are incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation.

The information disclosed under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

10.1	Amended and Restated Loan & Security Agreement, dated June 29, 2011, by and between (i) GTT-EMEA, Ltd., PacketExchange (Ireland) Limited, PacketExchange (Europe) Limited and (ii) Silicon Valley Bank.
10.2	Unconditional Guaranty by TEK Channel Consulting, LLC dated June 29, 2011
10.3	Unconditional Guaranty by GTT Global Telecom Government Services, LLC dated June 29, 2011.
10.4	Unconditional Guaranty by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., PacketExchange (USA), Inc., PacketExchange, Inc. and WBS Connect, LLC, dated June 29, 2011.
10.5	Amended and Restated Security Agreement, dated June 29, 2011, by and between GTT Global Telecom Government Services, LLC, TEK Channel Consulting, LLC and Silicon Valley Bank.
10.6
Loan and Security Agreement, dated June 29, 2011, by and between Global Telecom and Technology, Inc.,  Global Telecom and Technology Americas, Inc., PacketExchange (USA), Inc., PacketExchange, Inc. and WBS Connect LLC and Silicon Valley Bank.

10.7	Amended and Restated Unconditional Guaranty by TEK Channel Consulting, LLC dated June 29, 2011
10.8	Amended and Restated Unconditional Guaranty by GTT Global Telecom Government Services, LLC dated June 29, 2011.
10.9	Pledge Agreement, dated June 29, 2011, by and between Global Telecom and Technology, Inc., Global Telecom and Technology Americas, Inc. and Silicon Valley Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2011	GLOBAL TELECOM & TECHNOLOGY, INC.

/s/ Chris McKee
Chris McKee

Secretary and General Counsel